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                                                                  EXHIBIT 10.10

                                APEX PC SOLUTIONS, INC
                      NONSTATUTORY STOCK OPTION LETTER AGREEMENT
                                  (________ shares)

TO:      _________________

DATE:    ___________, 199_


    The Plan Administrator of the Apex PC Solutions, Inc. (the "Company") 1995 Stock Option Plan (the "Plan") is pleased to inform you that you have been selected to receive a grant of a nonstatutory stock option under the Plan. Subject to the terms and conditions set forth below and in the Plan, you are hereby granted a nonstatutory stock option under the Plan for the purchase of _______ shares of the Company's Common Stock at an exercise price of $1.47 per share (to be adjusted for the Company's recently approved two-for-one common stock split). A copy of the Plan is attached and incorporated into this Agreement by reference.

    1. TERM. The term of the option is ten years from the date of this Agreement and therefore, to the extent not exercised, will automatically terminate on ___________ __, 2006, unless sooner terminated.

    2.   EXERCISE.  During your lifetime, only you can exercise the option.
The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death. You may use the Notice of Exercise of Nonstatutory Stock Option in the form attached to this Agreement when you exercise the option.

    3. PAYMENT FOR SHARES. The option may be exercised by the delivery of cash, personal check (unless the Plan Administrator decides at the time of exercise not to accept a personal check), bank certified or cashier's check. At the sole discretion of the Plan Administrator, all or part of the required payment may be in the form of a promissory note, according to the terms dictated by the Plan Administrator and the Plan.

    4. TERMINATION. If your employment with the Company terminates, vested portions of outstanding options may be exercised for up to 90 days following the date of your termination (one year if your termination of employment is the result of your total and permanent disability or death), and you will not continue to vest in your options after your termination.

    5. TRANSFER OF OPTION. The option is not transferable except by will or by the applicable laws of descent and distribution. In addition, you may designate a person to exercise your option after your death by giving a written notice, in a form approved by the Plan Administrator.

    6. VESTING. Your option shall begin vesting _________ __, 1996, with a portion of

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your option becoming eligible for exercise on the first day of each calendar month. Specifically, on ____________ __, 1996 you will become vested in twenty-five percent (25%) (________ shares) of the option shares granted pursuant to this Agreement, and on the first day of each subsequent calendar month, you will become vested in one thirty-sixth (1/36th) (_______ shares) of the remaining option shares granted pursuant to this Agreement. In this manner, your entire option grant (all _______ shares) will become fully vested and available for exercise on ______ 1, 2000. You may only exercise your option for whole shares.

    7. SHAREHOLDER AGREEMENT. As a condition to the exercise of any portion of your option, you will be required to enter into the Company's Shareholders Agreement. You acknowledge receipt of a copy of the Shareholder Agreement.

    8. NO ENLARGEMENT OF RIGHTS. Neither the options nor this Agreement shall be construed to confer upon you any right to continued employment with or retention by the Company or to restrict in any way the right of the Company to terminate your employment.

    9. WITHHOLDING OF TAXES. You authorize the Company to withhold, in accordance with any applicable law, from the compensation payable to you any taxes required to be withheld by federal, state or local law as a result of the grant of the options or the issuance of stock pursuant to the exercise of the options. If you are not employed by the Company at the time the options are exercised, or if your compensation is insufficient to pay all taxes that the Company is required to withhold, you will pay to the Company all such amounts as a condition to the exercise of your option and the issuance of Company shares to you.

    10. APPLICABLE LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Washington.

    11. AGREEMENT BINDING ON SUCCESSORS. The terms of this Agreement shall be binding upon your executors, administrators, heirs, successors, transferees and assignees.

    12. COST OF LITIGATION. In any action at law or in equity to enforce any of the provisions or rights under this Agreement or the Plan, the unsuccessful party to such litigation, as determined by the court in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by the successful party or parties (including without limitation costs, expenses and fees on any appeals), and if the successful party recovers judgment in any such action or proceeding, such costs, expenses and attorneys' fees shall be included as part of the judgment.

    13. NECESSARY ACTS. You agree to perform all acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement, including but not limited to all acts and documents related to compliance with federal and/or state securities laws.


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    14.  COUNTERPARTS.  For convenience, this Agreement may be executed in any number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced into evidence or used for any purpose without the production of any other counterparts.

    15. INVALID PROVISIONS. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained in this Agreement invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained in this Agreement.

    YOUR ATTENTION IS DIRECTED TO SECTION 15 OF THE PLAN, WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION AND TO RECEIVE SHARES UPON SUCH EXERCISE.

    IN ADDITION, THE PLAN ADMINISTRATOR HAS CONDITIONED THE EXERCISE OF YOUR OPTION UPON YOUR MAKING CERTAIN REPRESENTATIONS (AT THE TIME OF EXERCISE) REGARDING YOUR INTENTIONS TO HOLD THE SHARES AS AN INVESTMENT, WITHOUT AN INTENT TO SELL THE SHARES. AS NOTED ABOVE, YOUR RECEIPT OF SHARES IS ALSO CONTINGENT ON ENTERING INTO ANY SHAREHOLDERS AGREEMENT THAT EXISTS WITH RESPECT TO THE COMPANY AT THE TIME OF EXERCISE, WHICH MAY OBLIGATE YOU TO OFFER YOUR SHARES FOR SALE TO THE COMPANY UPON CERTAIN EVENTS.


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    Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.


                                  Very truly yours,

                                  Apex PC Solutions, Inc


                                  By
                                    ---------------------------------

                                  Its:
                                        -----------------------------


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                            ACCEPTANCE AND ACKNOWLEDGMENT


    I, as resident of the State of Washington, accept the nonstatutory stock options described above (for ________ shares) under the Apex PC Solutions, Inc. 1995 Employee Stock Plan and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have reviewed the Plan and am aware of its terms, including the provisions of Section 15.



    Dated:
           -----------------------     ------------------------------
                                       Name:
                                             ------------------------


    By her signature below, your spouse acknowledges that she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.



    Dated:
           -----------------------     ------------------------------
                                       Name:
                                             ------------------------


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                   NOTICE OF EXERCISE OF NONSTATUTORY STOCK OPTION


TO:  Apex PC Solutions, Inc. (the "Company")

    I, a resident of the State of Washington, hereby exercise my nonstatutory stock option granted pursuant to an Agreement issued by the Company on _______, 199_ (for ________ shares), subject to all the terms and provisions thereof and of the 1995 Employee Stock Option Plan referred to therein, and notify the Company of my desire to purchase _________ shares of Common Stock of the Company at the exercise price of $______ per share.

    I also hereby represent that the _____ shares of Common Stock to be delivered to me pursuant to this exercise are being acquired by me for my own account, for investment and not with a view to resale or distribution, within the meaning of the Securities Act of 1933 (the "Securities Act"). I acknowledge that the shares I will receive have not been registered under the Securities Act, and therefore the Company will not actually issue the shares to me unless exists an applicable exemption from the Securities Act and any corresponding state securities laws. I also acknowledge if I do receive shares, they will constitute "restricted securities" under the Securities Act, and I am familiar with the consequences of owning restricted securities.

    Finally, I acknowledge that if the Company registers its stock under the Securities Act in the future, the Company or an underwriter may request that I agree not to sell or otherwise transfer my shares for a period of time following the filing of the registration statement. I agree to cooperate with such a restriction in the future.



Dated:
      -----------------------          ----------------------------------------
                                       Name:
                                             ----------------------------------

                                       Address
                                              ---------------------------------

                                       ----------------------------------------

                                       ----------------------------------------
                                       Taxpayer I.D. Number



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                                       RECEIPT

              -----------------------------------------------------------------

    Apex PC Solutions, Inc. hereby acknowledges receipt from _____________ of:


    / /  Cash

    / /  Check (personal, cashier's or bank certified)

    / / Promissory Note for the principal amount of $_______________, with terms substantially identical to the form note attached hereto as Exhibit A in consideration for __________ shares of Common Stock of Apex PC Solutions, Inc., a Washington corporation.



Date:                             APEX PC SOLUTIONS, INC.
    --------------------

                                  By:
                                     --------------------------------

                                  Its:
                                      -------------------------------



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